SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 23, 2004

(Date of earliest event reported)

SOUTHERN COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

1231 Alverser Drive, P.O. Box 330, Midlothian, Virginia (Address of principal executive offices)	23113 (Zip Code)

Registrant’s telephone number, including area code:

(804) 897-3900

Item 12.

Results of Operations and Financial Condition.

On July 23, 2004, the Registrant issued a press release reporting its financial results for the period ended June 30, 2004.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 12.

The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

The exhibit to this report is as follows:

Exhibit No.

Description

99

Press release issued by the Registrant dated July 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COMMUNITY FINANCIAL CORP.

        (Registrant)

Date:  July 23, 2004

By:  /s/ Thomas W. Winfree

Thomas W. Winfree

President and Chief Executive Officer